EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Exchange Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jeffery A. Robb, Sr., President and Chief Executive Officer, and Thomas E. Funk, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery A. Robb Sr.                          /s/ Thomas E. Funk
----------------------------------------        --------------------------------
Jeffery  A.  Robb,  Sr.                         Thomas  E.  Funk
President  and  Chief  Executive  Officer       Chief  Financial  Officer


August  12,  2002